UNSECURED NOTES PAYABLE	3 Months Ended
Jun. 30, 2022
Unsecured Notes Payable
UNSECURED NOTES PAYABLE

NOTE 10. UNSECURED NOTES PAYABLE

Following is a roll-forward of notes payable:

	CURRENT	NON-CURRENT
(In thousands)	iOx	SalvaRx	Total

Balance, April 1, 2021	$150	$–	$150
Exchange of notes payable and accrued interest for iOx shares	(150)	–	(150)
Balance, March 31, 2022	$–	$–	$–
Balance, June 30, 2022	$–	$–	$–

SalvaRx Unsecured Notes Payable and Warrants

In connection with the SalvaRx Acquisition in January 2019, the Company assumed $3.96 million of principal in unsecured notes due on March 2, 2021 (or earlier upon a qualifying event), that bear interest at 7% per annum (the "SalvaRx Notes"). The fair value of the SalvaRx Notes was determined to be $3.4 million at January 2019. As the SalvaRx Acquisition was a qualifying event, the SalvaRx Notes became due upon the acquisition. In December 2019, the maturity date of the SalvaRx Notes was extended to June 2021.

The holders of the SalvaRx Notes received $7,500 of warrants in respect of each $10 thousand of principal issued. The warrants vest in the event of a qualifying transaction and are exercisable at a 30% discount to the implied valuation of SalvaRx. On the Acquisition Date, the fair value of the warrants, which are included in non-controlling interest, was determined to be $2.5 million using the Black-Scholes model.

During September 2020, the Company settled the SalvaRx Notes obligations originally due in June 2021 in an aggregate principal amount of approximately $3.7 million, plus accrued interest of $0.75 million in exchange for cash payments totaling $1.77 million and 397,604 of the associated SalvaRx warrants with an exercise price of $6.64 per share. The noteholders who accepted the offer exchanged their SalvaRx warrants for an equal number of Portage shares at the same price per share. The Company accounted for the contractual value of the exercised and outstanding warrants of $2.64 million (397,604 shares at $6.64 per share) as accrued equity issuable at September 30, 2020. The Company also recorded a loss of $1.26 million during the year ended March 31, 2021, to recognize the discount between the fair value of the underlying shares on October 13, 2020, the settlement date, ($9.80 per share) and the warrant exercise (contract) price of $6.64 per share.

iOx Unsecured Notes Payable

In connection with the SalvaRx Acquisition in January 2019, the Company assumed $2.0 million of 7% convertible notes issued by iOx, a wholly-owned subsidiary of SalvaRx (the “Convertible Notes”), of which the Company holds $1.9 million. As a result of the SalvaRx Acquisition, iOx became a subsidiary of the Company during the year ended March 31, 2019. In accordance with IFRS 3, the fair value, including interest receivable, of the Convertible Notes were effectively settled against the note receivable upon the business combination.

On September 8, 2021, the Company, through SalvaRx, completed a settlement of loans (including interest) to and receivables from iOx for services rendered in exchange for 23,772 ordinary shares of iOx at a price of £162. Simultaneously, the Company entered into an agreement with Oxford Sciences Innovation, Plc (“OSI”), the holder of $0.15 million notes plus accrued interest under which OSI exchanged the notes plus accrued interest for 820 shares of iOx. The Company followed the guidance provided by an IFRS Discussion Group Public Meeting dated November 29, 2016, following the general tenets of IAS 39, “Financial Instruments: Recognition and Measurement,” and IFRIC 19, “Extinguishing Financial Liabilities with Equity Instruments” and recorded the exchange at historical cost. Additionally, no profit or loss was recorded in connection with the exchange. As a result of these transactions, the Company, through SalvaRx, increased its ownership up from 60.49% to 78.32%. See Note 21(c), “Events After the Balance Sheet Date – Share Exchange Agreement - iOx” for a further discussion.